UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 31, 2013

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information provided pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 2.02 shall instead be deemed “furnished.”

Pursuant to a request from CONSOB, the Italian securities regulatory authority, Cell Therapeutics, Inc. (the “Company”) issued a press release in Italy on January 31, 2013 (the “Press Release”), providing certain requested financial information for the month ended December 31, 2012 and other information. An English translation of the Press Release is attached as Exhibit 99.1 and incorporated by reference herein. The financial information contained in the Press Release was prepared at the instruction of CONSOB pursuant to Section 114, paragraph 5, of the Unified Financial Act. In communications with CONSOB about their request that certain estimated and unaudited financial information be disclosed by the Company, the Company advised CONSOB that the information is not otherwise required to be disclosed in the United States by public companies under the U.S. securities laws. The Company further advised CONSOB that any such financial information has not been reviewed or audited by the Company’s independent auditors as such reviews only occur on a quarterly basis in connection with the requirements of Quarterly Reports on Form 10-Q, which are prepared for the first three quarters of the year, and in connection with the annual audit of the Company’s year-end financial statements, which is included in the Company’s Annual Reports on Form 10-K. The Company further advised CONSOB that any such financial information could not be prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), as promulgated by the Financial Accounting Standards Board.

In addition, the financial information contained in the Press Release does not conform to U.S. GAAP because the Company has not concluded its consideration of authoritative literature and guidelines, including the guidelines established by FAS 133 “Accounting for Derivatives and other Hedging Activities,” in the preparation of the information. Accordingly, the data presented in the information does not reflect the Fair Market Value assessments of the Company’s convertible debt, convertible preferred stock and the underlying derivative instruments under U.S. GAAP as such instruments are presented in the Company’s quarterly and annual financial statements and therefore should not be relied on for investment purposes. Moreover, the information may deviate from values as reported in accordance with U.S. GAAP in the Company’s reviewed quarterly financial statements and audited year-end financial statements.

Further, the information contained in the Press Release may not be consistent with quarterly or annual financial information presented in accordance with U.S. GAAP. This information is being provided solely at the instruction of CONSOB, is not used by management to evaluate the Company’s operating performance and is not presented as or intended to be an alternative to U.S. GAAP financial information. The Company is unable to reconcile this information to the most directly comparable U.S. GAAP financial measures, because no such comparable U.S. GAAP financial measures exist or are available at the time as the Company’s year-end review and audit process has not yet been completed.

Investors are urged to refer to the Company’s financial statements prepared in accordance with U.S. GAAP, including a more detailed description of the terms of the convertible debt and convertible preferred stock, and the risk factors listed or described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission including, without limitation, the Company’s filings on Forms 10-K, 10-Q, and 8-K.

Item 7.01. Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

Pursuant to a request from CONSOB, the Company issued a press release in Italy on January 31, 2013 providing certain requested financial information about the Company’s financial condition and operations. Attached hereto as Exhibit 99.1 is an English translation of such press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	English Translation of Press Release of Cell Therapeutics, Inc. dated January 31, 2013.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: January 31, 2013	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	English Translation of Press Release of Cell Therapeutics, Inc. dated January 31, 2013.